DIREXION FUNDS

Direxion Monthly 25+ Year Treasury Bull 1.35X Fund (DXLTX)

Direxion Monthly 25+ Year Treasury Bear 1.35X Fund (DXSTX)

Supplement dated October 30, 2017 to the Summary Prospectuses,

Prospectus and Statement of Additional Information (“SAI”)

dated December 29, 2016, as supplemented September 11, 2017

Effective January 2, 2018, the benchmark index for the Direxion Monthly 25+ Year Treasury Bull 1.35X Fund (the “Bull Fund”) and the Direxion Monthly 25+ Year Treasury Bear 1.35X Fund (the “Bear Fund”) (each a “Fund” and collectively the “Funds”) will change as presented in the table below. All references to the Current Index in each Fund’s Summary Prospectus, Prospectus and SAI will be replaced with references to the New Index.

Fund	Current Index	New Index
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	NYSE 25 Year Plus Treasury Bond Index	ICE U.S. Treasury 25+ Year Bond Index
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	NYSE 25 Year Plus Treasury Bond Index	ICE U.S. Treasury 25+ Year Bond Index

Effective January 2, 2018, the description of the Current Index in each Fund’s Summary Prospectus, Prospectus and SAI will be replaced with the following description of the New Index:

ICE U.S. Treasury 25+ Year Bond Index

The Index is a market value weighted index that is designed to measure the performance of U.S. dollar-denominated, fixed-rate securities with minimum term to maturity greater than 25 years. Bonds eligible for inclusion must: be issued by the U.S. Treasury; have a minimum term to maturity of greater than 25 years; be denominated in U.S. Dollars; be an either callable or non-callable issue; and have a fixed, non-zero coupon. The Index excludes zero-coupon STRIPS, inflation-linked note securities, floating-rate notes, cash management and treasury bills and any government agency debt that is issued with or without a government guarantee. The Index rebalances monthly.

In the summary section of each Fund’s Prospectus, on page 3 and 9 for the Bull Fund and Bear Fund, respectively, the paragraph immediately following the table under “Principal Investment Risks - Effects of Compounding and Market Volatility Risk” is replaced with the following:

The Index’s annualized historical volatility rate for the period from October 31, 2016 (the inception date of the Index) to December 31, 2016 was 15.71%. The Index’s annualized performance for the period from October 31, 2016 to December 31, 2016 was -8.53%. Historical Index volatility and performance are not indications of what the Index volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the Index, such as swaps, may differ from the volatility of the Index.

In the statutory section on page 18 of the Funds’ Prospectus, the paragraph following the table titled Table 1 – Negative Implications of Volatility is replaced in its entirety as follows:

The annualized volatility for the Index for the period from October 31, 2016 (the inception date of the Index) to December 31, 2016 was 15.71%. Since market volatility, like that experienced by the markets recently, has negative implications for the Funds which rebalance on a calendar month basis, investors should be sure to monitor and manage their investments in the Funds, particularly in volatile markets. The negative implications of volatility noted in Table 1 can be combined with the recent volatility provided above to give investors some sense of the risks of holding the Funds for long periods. This information is intended to simply underscore the fact that the Funds that seek calendar month leveraged investment results are not intended to be used by, and are not appropriate for, investors who do not intend to actively monitor and manage their portfolios.

Finally, in the statutory section on page 37 of the Funds’ Prospectus titled “Index Licensors” the following paragraphs regarding the New Index replace the current paragraphs in their entirety.

Interactive Data Pricing and Reference Data, LLC. The ICE U.S. Treasury 25+ Year Bond Index (“ICE Index”) is a service mark of Interactive Data Pricing and Reference Data, LLC or its affiliates (“Interactive Data”) and has been licensed for use by Rafferty in connection with the Direxion Monthly 25+ Year Treasury Bull 1.35X Fund and the Direxion Monthly 25+ Year Treasury Bear 1.35X Fund. Neither Rafferty nor the Financial Product is sponsored, endorsed, sold or promoted by Interactive Data. Interactive Data makes no representations or warranties regarding the Rafferty or the Financial Product or the ability of the Direxion Monthly 25+ Year Treasury Bull 1.35X Fund and the Direxion Monthly 25+ Year Treasury Bear 1.35X Fund to track the applicable Index.

“VENDOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE ICE INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL VENDOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.”

For more information, please contact the Fund at (800) 851-0511.

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Please retain a copy of this Supplement with your Summary Prospectus, Prospectus and SAI.